Filed Pursuant to Rule 497(e).
                                               File Nos. 33-46479 and 811-06602.

Supplement dated May 24, 2006 to the
Prospectus dated November 1, 2005


                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

         Effective May 31, 2006, it is anticipated that the subaviser agreements between Caterpillar Investment Management Ltd. ("CIML") and each subadviser (i.e., each investment adviser other than CIML) will be terminated and that C.T. Urban, Senior Portfolio Manager at CIML, will assume primary responsibility for the day-to-day management of the Funds. Information about Mr. Urban is contained in the Prospectus under the caption "Portfolio Managers."

         In addition, the section of the Prospectus captioned "General Policies and Risk Considerations" is revised to include the following sub-section:

Investment in Other Investment Companies
Each Fund may invest in other investment companies, including exchange-traded funds. As a shareholder of an investment company, a Fund may indirectly bear fees and expenses that are in addition to similar fees and expenses the Fund bears directly.